Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

(Commitment Increase Pursuant to Section 2.16 of Credit Agreement)

This COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of October 20, 2023 (“Increase Effective Date”) is entered into by and among ONE GAS, INC., an Oklahoma corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender and L/C Issuer and, the undersigned Lenders (as defined in the Credit Agreement) who are increasing their Commitments (as defined in the Credit Agreement) (collectively, the “Increasing Lenders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated March 16, 2021, among the Borrower, the Administrative Agent and the Lenders, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated March 16, 2022, as further amended by that certain Extension Agreement, dated as of March 16, 2023 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Pursuant to Section 2.16 of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitments from $1,000,000,000 to $1,200,000,000 (such incremental increase, the “Facility Increase”).

C. Each of the undersigned Increasing Lenders has agreed to increase its Commitment as set forth on Schedule 2.01 attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Increase in Commitments of Increasing Lenders. Effective as of the Increase Effective Date, each Increasing Lender hereby agrees to increase its Commitment such that its Commitment under the Credit Agreement shall be in the amount set forth opposite such Increasing Lender’s name on Schedule 2.01 attached hereto.

2. Conditions Precedent to Effectiveness. This Agreement shall be effective as of the Increase Effective Date, provided that: (a) Administrative Agent shall have received (i) counterparts of this Agreement, executed by Borrower and each Increasing Lender, (ii) the certificates and resolutions required by Section 2.16(c) of the Credit Agreement, (iii) to the extent required by any Increasing Lender, a Note and (b) Borrower shall have paid all fees and expenses that are required to be paid as of the Increase Effective Date.

3. Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Facility Increase), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Facility Increase) shall remain in full force and effect. This Agreement is a Loan Document.

4. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually-signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

5. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONE GAS, INC.

By:	/s/ Caron A. Lawhorn
Name: Caron A. Lawhorn
Title: Senior Vice President and Chief Financial Officer

Signature Page to

Commitment Increase Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dianna Benner
Name: Dianna Benner
Title: Assistance Vice President

Signature Page to

Commitment Increase Agreement

INCREASING LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

Signature Page to

Commitment Increase Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

Signature Page to

Commitment Increase Agreement

MIZUHO BANK, LTD., as a Lender and L/C Issuer

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to

Commitment Increase Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Senior Vice President

Signature Page to

Commitment Increase Agreement

TRUIST BANK, as a Lender and L/C Issuer

By:	/s/ June Lien
Name: Justin Lien
Title: Director

Signature Page to

Commitment Increase Agreement

ROYAL BANK OF CANADA, as a Lender and L/C Issuer

By:	/s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

Signature Page to

Commitment Increase Agreement

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Elizabeth Chase
Name: Elizabeth Chase
Title: Vice President

Signature Page to

Commitment Increase Agreement

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$148,000,000.00	12.333333334%
JPMorgan Chase Bank, N.A.	$148,000,000.00	12.333333334%
Mizuho Bank, Ltd.	$148,000,000.00	12.333333333%
Royal Bank of Canada	$148,000,000.00	12.333333333%
Truist Bank	$148,000,000.00	12.333333333%
U.S. Bank National Association	$148,000,000.00	12.333333333%
Wells Fargo Bank, National Association	$117,000,000.00	9.750000000%
BOKF, NA dba Bank of Oklahoma	$75,000,000.00	6.250000000%
Arvest Bank	$60,000,000.00	5.000000000%
UMB Bank, N.A.	$60,000,000.00	5.000000000%
Total	$1,200,000,000.00	100.00000000%